Stock Option Plan	12 Months Ended
Dec. 31, 2011
Stock Option Plan [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Stock Option Plan

Under the 2008 Incentive Stock Option Plan (“Plan”), the Company's Board of Directors may grant to certain key employees incentive stock options to purchase shares of the Company's common stock. As of December 31, 2011, of the 50,000 shares authorized for option grants under the plan, 37,000 shares remain available for future option grants. The Company's 1998 Incentive Stock Option Plan expired in 2008. As of December 31, 2011, 2,500 options granted under the 1998 Plan remained outstanding and exercisable, with the last of such options expiring December 18, 2012.

The exercise price of the options under both plans is equal to the market price of the stock at the date of grant; therefore, the intrinsic value of the options at the date of the grant is $0. All options have a one year requisite service period, vest after one year, and have a five year contractual term. There were 3,000 options granted in 2011 and 6,000 options granted in 2010. The compensation cost that has been charged against income for the 2008 Plan was $9 thousand for 2011 and $25 thousand for 2010.

The fair value of each option award is estimated on the date of grant using a Black-Scholes based option valuation model. The estimated weighted average grant date fair values for options granted during 2011 and 2010 and the weighted average assumptions used are presented in the following table:

	2011	2010
Fair value per share	$5.20	$4.17
Expected volatility	52.18%	50.95%
Expected dividends	5.10%	5.83%
Risk free interest rate	0.97%	1.32%
Expected term (in years)	3.00	2.75
Vesting periods (in years)	1.00	1.00

Expected volatilities are based on historical volatilities of the market value of the Company's stock, and, possibly, other factors. The Company uses historical data to estimate option exercise and employee termination within the valuation model. The expected term of options granted is estimated from past exercise activity, and represents the period of time that granted options are expected to be outstanding. The risk free interest rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant. The expected dividend rate is estimated by annualizing the last dividend paid divided by the closing price of the Company's stock on the grant date of the option.

The following summarizes the option activity under the Plans for the year ended December 31, 2011:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Period End Aggregate Intrinsic Value
Outstanding at January 1, 2011	15,000	$20.45
Granted	3,000	$19.60
Exercised	(1,500)	$17.15
Forfeited/Expired	(2,500)	$22.50
Outstanding at December 31, 2011	14,000	$18.84	2.67	—
Exercisable at December 31, 2011	11,000	$18.64	2.20	—

Proceeds of $26 thousand were received from the exercise of options for 1,500 shares at $17.15 per share during 2011. The total intrinsic value of the options exercised was $3 thousand. There were no options exercised during 2010.

As of December 31, 2011, there was $6 thousand of unrecognized compensation cost related to nonvested stock based compensation arrangements granted under the 2008 Plan which will be recognized in 2012.